Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions [Abstract]
Acquisitions

3. ACQUISITIONS

2012 Acquisitions

Antero Acquisition

     On February 24, 2012, we announced the execution of an Asset Purchase Agreement related to the acquisition of gathering assets owned by Antero in the Marcellus Shale located in Harrison and Doddridge Counties, West Virginia (Antero Acquisition), and, at closing, the planned execution of a 20 year Gas Gathering and Compression Agreement (GGA) with Antero. On March 26, 2012, CMM completed the Antero Acquisition for approximately $380 million. The assets acquired by CMM consisted of a 33 mile low pressure gathering system at the time of acquisition. The gathering pipelines deliver Antero's Marcellus Shale production to various regional pipeline systems including Columbia, Dominion and Equitrans and Mark West Energy Partners' Sherwood Gas Processing Plant.

     The GGA with Antero provided for an area of dedication at the time of acquisition of approximately 127,000 gross acres, or 104,000 net acres, largely located in the rich gas corridor of the southwestern core of the Marcellus Shale play. As part of the GGA, Antero committed to deliver minimum annual throughput volumes to us for a seven year period from January 1, 2012 to January 1, 2019, ranging from an average of 300 MMcf/d in 2012 to an average of 450 MMcf/d in 2018. During the period ended December 31, 2012, Antero delivered less than the minimum annual throughput volumes and at December 31, 2012, we recorded a receivable and deferred revenue of approximately $2.6 million due to Antero's potential ability to recover this amount if Antero's 2013 throughput volumes exceed the minimum annual throughput volumes included in the GGA for 2013.

The final purchase price allocation is as follows (In thousands):

Purchase price:
Cash	$381,718
Total purchase price	$381,718
Purchase price allocation:
Property, plant and equipment	$90,562
Intangible assets	291,218
Total assets	$381,780
Asset retirement obligation	$62
Total liabilities	$62
Total	$381,718

     Our intangible assets recorded as result of the Antero Acquisition relate to the GGA with Antero. These intangible assets will be amortized over the life of the contract. Transaction costs for the Antero Acquisition for the year ended December 31, 2012 were approximately $0.6 million and were included in general and administrative expenses in our consolidated statement of income. For the period from the acquisition date (March 26, 2012) through December 31, 2012, we recorded approximately $26 million of operating revenues and $12 million of operating expenses related to the operations of the assets acquired from Antero.

Devon Acquisition

     On August 24, 2012, we acquired certain gathering and processing assets in the NGL rich gas region of the Barnett Shale from Devon Energy Corporation (Devon) for approximately $87 million (Devon Acquisition). The assets acquired consist of a 74 mile low pressure natural gas gathering system, a cryogenic processing facility with capacity of 100 MMcf/d and 23,100 hp of compression equipment, and are located in Johnson County, Texas (West Johnson County System) near our Cowtown gathering system. Additionally, as part of the transaction, we entered into a 20 year, fixed-fee gathering, processing and compression agreement with Devon, under which we gather and process Devon's natural gas production from a 20,500 acre dedication. The final purchase price allocation is pending the completion of the valuation of the assets acquired and liabilities assumed. The preliminary purchase price allocation is as follows (In thousands):

Purchase price:
Cash	$87,247
Total purchase price	$87,247
Preliminary purchase price allocation:
Property, plant and equipment	$41,555
Intangible assets	46,959
Total assets	$88,514
Asset retirement obligation	$540
Property tax liability	527
Environmental liability	200
Total liabilities	$1,267
Total	$87,247

     Our intangible assets recorded as a result of the Devon Acquisition relate to the 20 year fixed-fee gathering, processing and compression agreement with Devon. These intangible assets will be amortized over the life of the contract.

     Transactions costs for the Devon Acquisition for the year ended December 31, 2012 were approximately $1 million are included in general and administrative expenses in our consolidated statement of income. For the period from the acquisition date (August 24, 2012) through December 31, 2012, we recorded approximately $7 million of operating revenues and $5 million of operating expenses related to the operations of the assets acquired from Devon. We did not incur any significant non-operating income or expenses related to the acquired assets during that period. We believe that it is impracticable to present financial information for the acquired assets prior to the acquisition date due to the lack of availability of historical financial information related to the acquired assets, and because the 20 year fixed-fee gathering, processing and compression agreement with Devon has significantly different terms than the historical intercompany relationships between the acquired assets and Devon.

EMAC Acquisition

     On December 28, 2012, CMM acquired all of the membership interest of E. Marcellus Asset Company, LLC (EMAC) from Enerven Compression, LLC (Enerven) for approximately $95 million. We financed this acquisition through our CMM $200 million Credit Facility. EMAC's assets consist of four compression and dehydration stations located on our gathering systems in Harrison County, West Virginia. These assets will provide compression and dehydration services to Antero under a compression services agreement through 2018. Antero has the option to renew the agreement for an additional five years upon expiration of the original agreement. The final purchase price allocation is pending the completion of the valuation of the assets acquired and liabilities assumed. The preliminary purchase price allocation is as follows (In thousands):

Purchase price:
Cash	$95,000
Total purchase price	$95,000
Preliminary purchase price allocation:
Property, plant and equipment	$45,938
Intangible assets	49,817
Total assets	$95,755
Asset retirement obligation	$755
Total liabilities	$755
Total	$95,000

     Our intangible assets recorded as result of the EMAC acquisition relate to the compression services agreements with Antero. These intangible assets will be amortized over the life of the contract. Transaction costs for the EMAC acquisition for the year ended December 31, 2012 were approximately $0.3 million and were included in general and administrative expenses in our consolidated statement of income. The acquisition of EMAC was not material to our results of operations for the period from the acquisition date (December 28, 2012) to December 31, 2012.

2011 Acquisitions

Las Animas Acquisition

     On February 16, 2011, we acquired certain midstream assets in the Avalon Shale trend from a group of independent producers for approximately $5 million (Las Animas Acquisition). The assets acquired consisted of approximately 46 miles of natural gas gathering pipeline located in the Morrow/Atoka trend and the Avalon Shale trend in southeastern New Mexico. The pipelines are supported by long-term fixed-fee contracts which include existing Morrow/Atoka production and dedications of approximately 55,000 acres.

     The Las Animas Acquisition was recorded in property, plant and equipment at fair value of approximately $5 million. During the year ended December 31, 2011, we recognized approximately $5 million of operating revenues and $0.1 million of operating income related to this acquisition.

Frontier Gas Acquisition

     On April 1, 2011, we acquired certain midstream assets in the Fayetteville Shale and the Granite Wash from Frontier Gas Services, LLC for approximately $345 million (Frontier Gas Acquisition). We financed $338 million of the purchase price through a combination of equity and debt as described in Note 5. Financial Instruments and Note 14. Partners' Capital.

     The Fayetteville assets acquired consisted of approximately 130 miles of high pressure and low pressure gathering pipelines in northwestern Arkansas with capacity of approximately 510 MMcf/d, treating capacity of approximately 165 MMcf/d and approximately 35,000 hp compression (Fayetteville System). The Fayetteville System interconnects with multiple interstate pipelines which serve the Fayetteville Shale and are supported by long-term fixed-fee contracts with producers who dedicated approximately 100,000 acres in the core of the Fayetteville Shale to us. These contracts have initial terms that extend through 2020 and include an option, by either party to the contract, to extend the contract through 2025. The Granite Wash assets acquired consisted of a 28 mile pipeline system and a 36 MMcf/d cryogenic processing plant in the Texas Panhandle (Granite Wash System). The Granite Wash System is supported by more than 13,000 dedicated acres and long-term contracts with initial terms that extend through 2022.

     During 2011, we finalized the Frontier Gas Acquisition purchase price allocation, which resulted in the recognition of approximately $94 million in goodwill, of which $77 million was allocated to the Fayetteville segment and $17 million was allocated to the Granite Wash segment. The final purchase price allocation is as follows (In thousands):

Purchase price:
Cash	$344,562
Purchase price allocation:
Accounts receivable	$335
Prepaid expenses and other	750
Property, plant and equipment	144,505
Intangible assets	114,200
Goodwill	93,628
Other assets	178
Total assets	$353,596
Current portion of capital leases	$2,576
Accounts payable, accrued expenses and other	64
Long-term capital leases	6,011
Asset retirement obligations	383
Total liabilities	$9,034
Total	$344,562

     Transactions costs for the Frontier Gas Acquisition for the year ended December 31, 2011 were approximately $5 million of which approximately $2 million was recorded in general and administrative expense and $3 million was recorded in interest expense. During the year ended December 31, 2011, we recognized approximately $59 million in operating revenues and $5 million in operating income related to this acquisition.

Tristate Acquisition

     On November 1, 2011, we acquired Tristate Sabine, LLC (Tristate) from affiliates of Energy Spectrum Capital, Zwolle Pipeline, LLC, and Tristate's management for approximately $72 million in cash consideration comprised of $64 million paid at closing plus a deferred payment of approximately $8 million, which was paid during the fourth quarter of 2012 (Tristate Acquisition).

     At the time of acquisition, the Tristate assets located in Haynesville/Bossier Shale consisted of approximately 60 miles of high pressure and low pressure gathering pipelines in western Louisiana with capacity of approximately 100 MMcf/d and treating capacity of approximately 80 MMcf/d (Sabine System). The Sabine System is supported by long-term, fixed-fee contracts with producers who dedicated approximately 20,000 acres to us. These contracts have various initial terms that extend through 2019 and 2021.

     During 2012, we finalized our purchase price allocation for the Tristate Acquisition, which resulted in the recognition of approximately $4 million in goodwill, primarily related to anticipated operating synergies between the assets acquired and our existing assets. The final purchase price allocation is as follows (In thousands):

Purchase price:
Cash	$64,359
Deferred payment	8,000
Total purchase price	$72,359
Purchase price allocation:
Cash	$589
Accounts receivable	2,564
Prepaid expenses and other	364
Property, plant and equipment	55,568
Intangible assets	12,000
Goodwill	4,053
Total assets	$75,138
Accounts payable, accrued expenses and other	$1,915
Asset retirement obligation	864
Total liabilities	$2,779
Total	$72,359

     Transaction costs of $0.3 million were recognized in general and administrative expense during 2011. During the year ended December 31, 2011, we recognized approximately $1.9 million in operating revenues and $0.9 million in operating income related to this acquisition.

Unaudited Pro Forma Information

     The following table is the presentation of income for the year ended December 31, 2012 as if we had completed the EMAC acquisition on February 23, 2012, the inception date of CMM, which acquired EMAC (In thousands, except per unit data):

	Year Ended December 31, 2012
	Crestwood
	Midstream	Proforma
	Partners LP	Adjustment (1)	Combined
Operating revenues	$239,463	$9,950	$249,413
Operating expenses	(163,603)	(7,168)	(170,771)
Operating income	$75,860	$2,782	$78,642
Basic earnings per limited partner unit(2)	$0.37		$0.37
Diluted earnings per limited partner unit (2)	$0.37		$0.37
Weighted-average number of limited partner units: (2)
Basic	45,223		45,223
Diluted	45,420		45,420

(1) Represents approximately ten months of operating income for the EMAC acquisition prior to the acquisition.

(2) Earnings related to the recast of our historical results due to the acquisition of our 65% membership interest in CMM were allocated to the General Partner. As a result, there was no impact to our basic or diluted earnings per limited partner unit.

     The following tables are the presentation of income for the years ended December 31, 2011 and 2010 as if we had completed the Las Animas, Frontier Gas and Tristate Acquisitions on January 1, 2010 (In thousands, except per unit data):

	Year Ended December 31, 2011
	Crestwood
	Midstream	Proforma
	Partners LP (1)	Adjustment (2)	Combined
Operating revenues	$205,820	$25,827	$231,647
Operating expenses, net of gain from exchange of property,
plant and equipment	(131,949)	(22,911)	(154,860)
Operating income	$73,871	$2,916	$76,787
Basic earnings per limited partner unit:	$1.00		$0.87
Diluted earnings per limited partner unit:	$1.00		$0.87
Weighted-average number of limited partner units:
Basic	37,206		38,835
Diluted	37,320		38,949

	Year Ended December 31,2010
	Crestwood
	Midstream	Proforma
	Partners LP	Adjustment (3)	Combined
Operating revenues	$113,590	$74,217	$187,807
Operating expenses	(65,718)	(70,295)	(136,013)
Operating income	$47,872	$3,922	$51,794
Basic earnings per limited partner unit:	$1.11		$0.80
Diluted earnings per limited partner unit:	$1.03		$0.75
Weighted-average number of limited partner units:
Basic	29,070		35,561
Diluted	31,316		37,807

(1) Includes eleven months of operating income for the Las Animas Acquisition, nine months of operating income for the Frontier Gas Acquisition and two months of operating income for the Tristate Acquisition.

(2) Represents approximately one month of operating income for the Las Animas Acquisition, three months of operating income for the Frontier Gas Acquisition and ten months of operating income for the Tristate Acquisition, prior to the respective acquisition.

(3) Represents operating income for the Las Animas Acquisition, the Frontier Gas Acquisition and the Tristate Acquisition for the year ended December 31, 2010.